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                                   EXHIBIT 5





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                                                                 EXHIBIT 23(b)




                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


    As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated March 14, 1997 included in RPC, Inc.'s Form 10-K for the year ended December 31, 1996 and to all references to our firm included in this registration statement.



Atlanta, Georgia
November 14, 1997